UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  June 7, 2004
         (Date of Earliest Event Reported:  June 7, 2004)




                EL PASO PRODUCTION HOLDING COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware           333-106586           76-0637534
  (State or other     ( File Number)      (I.R.S. Employer
  jurisdiction of                       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 9.    Regulation FD Disclosure
           ------------------------
           Attached is an email correspondence from Bruce Connery, Vice President, Investor Relations for El Paso Corporation to our
Bond Holders. The attached Exhibit 99.A is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

           (a)  Exhibits

                Exhibit
                Number      Description
                -------     -----------
                  99.A      Email correspondence from Bruce Connery
                            dated June 7, 2004.








                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO PRODUCTION HOLDING COMPANY



                              By:        /s/D. MARK LELAND
                                  ------------------------------
                                          D. Mark Leland
                                   Executive Vice President and
                                      Chief Financial Officer


Dated:  June 7, 2004

                           EXHIBIT INDEX

     Exhibit
     Number      Description
     -------     -----------
      99.A       Email  correspondence from  Bruce  Connery
                 dated June 7, 2004.